American Skandia Advisor Funds, Inc.
      Supplement dated July 23, 1999 to the Prospectus dated March 1, 1999

                     ASAF Oppenheimer Large-Cap Growth Fund

         Bruce L. Bartlett has replaced Robert C. Doll, Jr. as the portfolio manager for the ASAF Oppenheimer Large-Cap Growth Fund (the "Fund"). Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors -- OppenheimerFunds, Inc." (on page 60) is revised by deleting the second paragraph and replacing it with the following:

          Bruce L. Bartlett, CFA has been the portfolio manager responsible for management of the Fund since July 1999. Mr. Bartlett is a Senior Vice President for OppenheimerFunds who joined OppenheimerFunds in June 1995. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager at First of America Investment Corporation.

         In addition, the new portfolio manager for the Fund desires to have the flexibility to engage in certain options and forward contract transactions. Accordingly, the section of the prospectus entitled "Investment Programs of the Funds -- ASAF Oppenheimer Large-Cap Growth Fund -- Other Investments" (on page
31) is deleted and replaced with the following:

         Other Investments:

         While the Sub-advisor will invest the Fund's assets primarily in domestic equity securities, it also may invest in other types of securities and employ special investment techniques. The Fund may purchase securities of foreign companies or governments, including those in developing countries. The Fund may buy and sell futures contracts, forward foreign currency contracts and put and call options on securities, currencies, futures contracts and broadly-based securities indices. The Fund may use these instruments to hedge the Fund against price fluctuations or to increase its exposure to the market, but not for speculative purposes. The Fund currently does not use these instruments extensively. In addition to options, futures contracts and forward contracts, the Fund may invest in specially designed derivative instruments for hedging purposes or to seek enhanced total return.

         The Fund may invest a portion of its assets in cash, cash equivalents and U.S. Government securities for liquidity purposes, but will not invest a significant portion of its assets in these instruments for temporary defensive purposes. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."